UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 15, 2016 (August 15, 2016)

DGSE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15850 Dallas Parkway, Suite 140
Dallas, Texas 75248
(Address of Principal Executive Offices) (Zip Code)

(972) 587-4049
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

 On August 15, 2016, DGSE Companies, Inc. (the “Registrant”) issued a press release disclosing its financial results for the fiscal quarter ended June 30, 2016 (the “Press Release”).  The Press Release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

The Registrant will hold a telephone conference regarding the Press Release on August 15, 2016 at 3:30 p.m. Central Time (4:30 p.m. Eastern Time) to discuss the Registrant’s financial results for the quarter ended June 30, 2016.  To participate in the teleconference, please dial +877-407-9039 for U.S. callers and +201-689-8470 for international callers and reference the “DGSE conference call” when prompted.  A replay will be available after completion of the call through August 22, 2016.  To access the replay, please dial +877-870-5176 (U.S. callers) or +858-384-5517 (international callers) and reference passcode 13642867.  The webcast and archived replay can also be accessed on the internet at http://public.viavid.com/index.php?id=120698.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

 (b) Not applicable.

 (c) Not applicable.

 (d) Exhibits.

 The following exhibit is furnished as part of this report:

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated August 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC. (Registrant)

Date: August 15, 2016	By:	/s/ MATTHEW M. PEAKES
Matthew M. Peakes
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit
Number              Description of Exhibit

99.1                     Press Release, dated August 15, 2016.